Exhibit 10.41

Datametrics Corporation
1717 Diplomacy Row
Orlando, Florida 32809

December 18, 2007

JAG Multi Investments, LLC
150 East 52nd Street
29th Floor
New York, NY 10022

The Philip S. Sassower 1996 Charitable Remainder Annuity Trust
110 East 59th Street
Suite 1901
New York, NY 10022

Philip S. Sassower
110 East 59th Street
Suite 1901
New York, NY 10022

Re: Datametrics Corporation

To Whom It May Concern:

This letter memorializes the agreement by and among Datametrics Corporation, a Delaware corporation (“Datametrics”), Philip S. Sassower (“Sassower”) and JAG Multi Investments, LLC, a Delaware limited liability company (“JAG”, together with Sassower, the “Issuers”), regarding the letters of credit, dated December 18, 2007, issued by each of Philip S. Sassower and JAG to Comerica Bank (“Comerica”) on behalf of Datametrics (the “Letters”).

In the event that Datametrics should default under the Master Revolving Note issued by Datametrics to Comerica , dated December 18, 2007 (the “Master Note”), and Comerica Bank enforces any of its rights by drawing funds against the Letters, then the Secured Promissory Note issued by Datametrics to The Philip S. Sassower 1996 Charitable Remainder Annuity Trust and JAG, as yet undated (the “Note”), will be in full force and effect to the extent of any amounts drawn against the Letters by Comerica. In the event that Datametrics does not default under the Master Note, the Note shall have no force and effect.

In connection with the performance of the Issuers in providing the Letters to Comerica Bank, Datametrics hereby agrees to compensate the Issuers in the amount of $25,000 (the “Fee”). The Fee shall be paid by increasing the principal amount due under the Secured Promissory Note issued by Datametrics to SG DMTI Capital, LLC, a Delaware limited liability company, dated December 30, 2005 (the “Original Note”), pursuant to the Seventh Allonge to the Original Note, dated December 18, 2007.

Very Truly Yours,

Datametrics Corporation

By:	/s/ John Marceca
John Marceca, President

Agreed and Accepted:

JAG Multi Investments LLC

By: /s/ Alexander M. Goren
Name: Alexander M. Goren Title: Manager

The Philip S. Sassower 1996 Charitable Remainder Annuity Trust

By: /s/ Philip S. Sassower
Name: Philip S. Sassower Title: Trustee

Philip S. Sassower

Philip S. Sassower